UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of March 1, 2007, providing for the issuance of
C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB3)

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-138237-11	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York		10013
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On March 30, 2007, a single series of certificates, entitled C-BASS Mortgage Loan Trust 2007-CB3, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB3 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. (the “Depositor”), Credit-Based Asset Servicing and Securitization LLC (the “Sponsor”), Litton Loan Servicing LP (the “Servicer”) and U.S. Bank National Association (the “Trustee”). The Certificates consist of twenty classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2 Certificates,” the “Class A-3 Certificates,” the “Class A-4 Certificates,” the “Class A-5 Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates”, the “Class B-1 Certificates,” the “Class B-2 Certificates,” the “Class B-3 Certificates,” the “Class B-4 Certificates,” the “Class CE-1 Certificates,” the “Class CE-2 Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates.” The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool'“) of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $449,683,626.07 as of March 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 23, 2007, between the Seller and the Depositor. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class B-3 Certificates were sold by the Depositor to Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and SG Americas Securities, LLC (together the “Underwriters”), pursuant to an Underwriting Agreement, dated March 23, 2007 (the “Underwriting Agreement”) among the Depositor and the Underwriters.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
A-1	$202,083,000.00	5.766% per annum (2)
A-2	$25,968,000.00	5.588% per annum (2)
A-3	$76,895,000.00	5.731% per annum (2)
A-4	$14,778,000.00	5.971% per annum (2)
A-5	$35,525,000.00	5.817% per annum (2)
M-1	$16,189,000.00	Variable(3)
M-2	$14,615,000.00	Variable(3)
M-3	$8,769,000.00	Variable(3)
M-4	$7,869,000.00	Variable(3)
M-5	$7,195,000.00	Variable(3)
M-6	$5,396,000.00	Variable(3)
B-1	$4,047,000.00	Variable(3)
B-2	$3,823,000.00	Variable(3)
B-3	$4,946,000.00	Variable(3)
B-4	$8,095,000.00	7.000% per annum(2)
CE-1	$13,490,526.07	Variable
CE-2	$100% percentage interest	N/A
P	$100.00	N/A(3)
R	100% percentage interest	N/A(3)
R-X	100% percentage interest	N/A(3)
(1)	Approximate.
(2)	Subject to increase and subject to a cap as described in the Agreement.
(3)	Calculated in accordance with the definition of “Pass-Through Rate” herein.
(4)	The Class P, Class R and Class R-X Certificates will not accrue interest.

The Certificates, other than the Class B-4 Certificates, the Class CE-1 Certificates, the Class CE-2 Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006, and the Prospectus Supplement, dated March 23, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-4 Certificates, the Class CE-1 Certificates, the Class CE-2 Certificates, the Class P Certificates, the Class R Certificates and the Class R-X Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 23, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and SG Americas Securities, LLC as Underwriters relating to the Series 2007-CB3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC as Seller, Litton Loan Servicing LP as Servicer and U.S. Bank National Association as Trustee relating to the Series 2007-CB3 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 18, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By: /s/ Peter D. Steinmetz

Name: Peter D. Steinmetz Title: Vice President

Index to Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 23, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., Greenwich Capital Markets, Inc. and SG Americas Securities, LLC as Underwriters relating to the Series 2007-CB3 Certificates.

4.1
Pooling and Servicing Agreement, dated as of March 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Credit-Based Asset Servicing and Securitization LLC as Seller, Litton Loan Servicing LP as Servicer and U.S. Bank National Association as Trustee relating to the Series 2007-CB3 Certificates.